                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3950

                        Van Kampen U.S. Government Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/05

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen U.S. Mortgage Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2005.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/05

                                A SHARES               B SHARES               C SHARES
                             since 5/31/1984        since 8/24/1992        since 8/13/1993
--------------------------------------------------------------------------------------------
                                        W/MAX                  W/MAX                  W/MAX
                                        4.75%                  4.00%                  1.00%
AVERAGE ANNUAL             W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES
TOTAL RETURNS               CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception              8.18%       7.93%      5.26%       5.26%      4.65%       4.65%

10-year                      5.70        5.19       5.19        5.19       4.85        4.85

5-year                       6.08        5.06       5.25        5.00       5.27        5.27

1-year                       4.96       -0.02       4.10        0.10       4.18        3.18

6-month                      1.98       -2.90       1.52       -2.47       1.59        0.59
--------------------------------------------------------------------------------------------

30-Day SEC Yields                 3.70%                  3.12%                  3.13%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since-inception and 10-year returns for Class B shares reflect their conversion into Class A shares six years after purchase. The since inception returns for Class C shares reflect their conversion into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Merrill Lynch One-to-Ten Year U.S. Treasury Index is generally representative of fixed-rate, coupon-bearing U.S. Treasury securities with a maturity range of one to ten years. The Lehman Brothers Mortgage Index is a total return index made up of all fixed-rate securities backed by mortgage-backed securities. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for Lehman Brothers Mortgage Index performance: Lipper Inc.

Fund Report

FOR THE 6-MONTH PERIOD ENDED JUNE 30, 2005

Van Kampen U.S. Mortgage Fund is managed by the Adviser's Taxable Fixed-Income team.(1) Current team members include W. David Armstrong, Managing Director of the Adviser; Scott F. Richard, Managing Director of the Adviser; and Neil Stone, Executive Director of the Adviser.

MARKET CONDITIONS

As expected, the Federal Open Market Committee (the "Fed") increased the federal funds target rate at each of its four meetings in the first half of 2005. Consequently, the benchmark overnight rate increased from 2.25 percent at the beginning of the review period to 3.25 percent at the end. Despite the actions of the Fed, most U.S. Treasury yields fell during the second half of the six-month period, erasing all of the gains posted by long-term Treasuries and much of the gains posted by short- and intermediate-term Treasuries during the first half of the six-month period. Nevertheless, the period concluded on a positive note, with bond markets achieving positive returns during the month of June.

It is important to note, however, that as of the end of the period, we have yet to see the full effects of the Fed's actions on economic activity. For the most part, the market's concerns over rising energy prices and inflation as well as faltering growth have muted the impact of the Fed's rate increases. With two-year and five-year Treasuries near the 3.6 percent to 3.7 percent range at the end of June, the market reflects neither underlying fundamental trends nor a more likely course for Fed policy.

Among government-related issues, the Treasury sector rebounded from earlier losses during the latter months of the period. However, the relative lack of yield offered by Treasuries caused them to underperform other non-government sectors. U.S. government agency debenture yield spreads narrowed slightly during the second quarter.

Mortgage-backed issues as a group ended the period largely where they began. After generating good performance in January, spreads widened over the next three months and much of the excess return was lost. However, the sector managed to make some of it back in the last two months, ending the period flat.

(1)Team members may change without notice at any time.
 2

PERFORMANCE ANALYSIS

The fund returned 1.98 percent for the six months ended June 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark indexes, the Merrill Lynch One-to-Ten Year Treasury Index and Lehman Brothers Mortgage Index, returned 1.52 percent and 2.15 percent for the period, respectively.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

--------------------------------------------------------------------------
                                    MERRILL LYNCH
                                    ONE-TO-10 YEAR   LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   TREASURY INDEX   MORTGAGE INDEX

       1.98%     1.52%     1.59%        1.52%             2.15%
--------------------------------------------------------------------------

THE PERFORMANCE FOR THE THREE SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE FUND'S TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS, BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES. SUCH COSTS WOULD LOWER PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR STANDARDIZED PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

The Fund's mortgage holdings had a positive impact on its performance over the period. The portfolio emphasized higher-coupon, slow-prepaying mortgage issues, which tend to hold their value relatively well in comparison to those with lower coupons in periods of rising interest rates such as we saw for a good portion of the measurement period.

We kept the Fund's overall interest-rate exposure well below that of the Lehman Brothers Mortgage Index benchmark during the period. This posture was beneficial as interest rates rose across the short- and intermediate-portions of the curve. That said, we note that this position may have a negative impact on relative performance during periods of declining rates.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the fund in the future.


SUMMARY OF INVESTMENTS BY COUPON            ASSET ALLOCATION AS OF 6/30/05
DISTRIBUTION AS OF 6/30/05                  FNMA                           48.8%
up to 5.9                     54.6%         FHLMC                          23.5
6.0 - 6.9                     19.1          Treasury Securities            16.6
7.0 - 7.9                      9.5          REMIC/CMO                       7.9
8.0 - 8.9                      5.5          GNMA                            4.1
9.0 - 9.9                      3.8          --
10.0 or more                   7.5          Total Long-Term Investments   100.9
                                            Short-Term Investments         30.7
                                            Liabilities in Excess of Other
                                            Assets                        -31.6
                                            --
                                            Net Assets                   100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Coupon distribution is as a percentage of long-term investments. Asset allocation is as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 800-847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/05 - 6/30/05.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   1/1/05           6/30/05       1/1/05-6/30/05
Class A
  Actual......................................    $1,000.00        $1,019.77          $4.56
  Hypothetical................................     1,000.00         1,020.29           4.56
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,015.17           8.44
  Hypothetical................................     1,000.00         1,016.39           8.45
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,015.91           8.45
  Hypothetical................................     1,000.00         1,016.39           8.45
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.91%, 1.69%, and 1.69% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the advisory fee rate effective November 1, 2004. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and it affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN U.S. MORTGAGE FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)       DESCRIPTION                       COUPON          MATURITY            VALUE
--------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS  7.9%
$   8,449   Federal Home Loan Mortgage
            Corp. ..........................   5.000%         08/15/12        $    8,466,414
   14,287   Federal Home Loan Mortgage Corp.
            (Interest Only) (a).............   4.730          03/15/32             1,473,993
    5,248   Federal Home Loan Mortgage Corp.
            (Interest Only) (a).............   4.780          03/15/32               542,432
    4,313   Federal Home Loan Mortgage Corp.
            (Interest Only) (a).............   4.880          06/15/31               334,461
    2,786   Federal Home Loan Mortgage Corp.
            (Interest Only) (a).............   5.330          03/15/32               244,715
   13,704   Federal Home Loan Mortgage Corp.
            (Interest Only).................   5.500          05/15/27               530,573
    5,227   Federal Home Loan Mortgage Corp.
            (Interest Only).................   6.500          05/15/33               900,205
    3,996   Federal Home Loan Mortgage Corp.
            (Interest Only).................   8.000          06/01/31               799,332
    9,539   Federal National Mortgage
            Association.....................   3.514          05/25/35             9,542,618
    6,653   Federal National Mortgage
            Association.....................   3.290          05/28/35             6,657,828
    9,892   Federal National Mortgage
            Association (b).................   4.290          10/25/34             9,891,680
    9,000   Federal National Mortgage
            Association.....................   6.022          11/25/10             9,774,201
   29,000   Federal National Mortgage
            Association.....................   6.740          08/25/07            30,363,600
    3,961   Federal National Mortgage
            Association.....................   7.000          08/25/20             4,148,608
    2,443   Federal National Mortgage
            Association.....................   7.500          01/19/39             2,612,677
  188,921   Federal National Mortgage
            Association
            (Interest Only).................   0.750          11/25/10             7,648,175
    9,727   Federal National Mortgage
            Association (Interest Only)
            (a).............................   3.086          07/25/34               558,553
    1,001   Federal National Mortgage
            Association (Interest Only)
            (a).............................   4.786          12/25/29                43,462
    8,502   Federal National Mortgage
            Association
            (Interest Only).................   6.000          11/25/32             1,086,883
    5,799   Federal National Mortgage
            Association
            (Interest Only) REMIC...........   6.000          08/25/32               748,640

See Notes to Financial Statements                                             11

VAN KAMPEN U.S. MORTGAGE FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                       COUPON          MATURITY            VALUE
--------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$   8,476   Federal National Mortgage
            Association
            (Interest Only).................   6.500%   07/01/31 to 05/25/33  $    1,434,252
    1,195   Federal National Mortgage
            Association
            (Interest Only).................   7.000          03/01/32               220,977
    4,631   Federal National Mortgage
            Association (Interest Only)
            REMIC...........................   7.000          04/25/33               851,966
    7,031   Federal National Mortgage
            Association
            (Interest Only).................   7.500    11/01/29 to 01/01/32       1,298,719
    9,907   Government National Mortgage
            Association (Interest Only)
            (a).............................   4.714          12/16/25               934,338
    5,486   Government National Mortgage
            Association (Interest Only)
            REMIC (a).......................   4.764          05/16/32               350,796
                                                                              --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS  7.9%.............................     101,460,098
                                                                              --------------

            MORTGAGE BACKED SECURITIES  76.4%
   29,200   Federal Home Loan Mortgage
            Corp., July.....................   5.000            TBA               29,209,110
   24,550   Federal Home Loan Mortgage
            Corp., August...................   5.000            TBA               24,503,969
   39,537   Federal Home Loan Mortgage
            Corp. ..........................   5.000    10/01/17 to 10/01/19      40,016,668
  137,700   Federal Home Loan Mortgage
            Corp., August...................   5.500            TBA              141,142,500
    3,350   Federal Home Loan Mortgage
            Corp., July.....................   6.000            TBA                3,435,844
    7,809   Federal Home Loan Mortgage
            Corp. ..........................   6.500    07/01/14 to 08/01/33       8,109,244
   30,078   Federal Home Loan Mortgage
            Corp. ..........................   7.500    06/01/17 to 07/01/33      32,225,915
    8,713   Federal Home Loan Mortgage
            Corp. ..........................   8.000    12/01/19 to 05/01/32       9,389,430
    9,113   Federal Home Loan Mortgage
            Corp. ..........................   8.500    10/01/10 to 08/01/31       9,904,612
    2,178   Federal Home Loan Mortgage
            Corp. ..........................  10.000    01/01/09 to 08/01/21       2,410,165
      104   Federal Home Loan Mortgage Corp.
            (FHA/VA)........................  10.000    09/01/10 to 01/01/19         115,415
       16   Federal Home Loan Mortgage
            Corp. ..........................  10.250          11/01/09                17,162

 12                                            See Notes to Financial Statements

VAN KAMPEN U.S. MORTGAGE FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                       COUPON          MATURITY            VALUE
--------------------------------------------------------------------------------------------
            MORTGAGE BACKED SECURITIES (CONTINUED)
$   1,738   Federal Home Loan Mortgage
            Corp. ..........................  11.000%   05/01/07 to 01/01/21  $    1,937,648
   30,850   Federal National Mortgage
            Association, July...............   4.500            TBA               30,175,156
   67,884   Federal National Mortgage
            Association.....................   4.500    05/01/19 to 10/01/19      67,648,882
   18,300   Federal National Mortgage
            Association, August.............   5.000            TBA               18,483,000
   30,700   Federal National Mortgage
            Association, August.............   5.000            TBA               30,642,437
   54,373   Federal National Mortgage
            Association.....................   5.000    09/01/19 to 11/01/19      55,027,817
   46,750   Federal National Mortgage
            Association, July...............   5.500            TBA               47,392,812
   89,987   Federal National Mortgage
            Association.....................   5.500    12/01/32 to 12/01/34      91,300,843
   67,300   Federal National Mortgage
            Association, August.............   6.000            TBA               68,940,437
    2,770   Federal National Mortgage
            Association.....................   6.000    07/01/12 to 09/01/14       2,867,175
   93,080   Federal National Mortgage
            Association.....................   6.500    11/01/13 to 11/01/34      96,589,642
   37,016   Federal National Mortgage
            Association.....................   7.000    05/01/13 to 11/01/33      39,027,174
      600   Federal National Mortgage
            Association, July...............   7.500            TBA                  641,063
   28,196   Federal National Mortgage
            Association.....................   7.500    04/01/15 to 12/01/32      30,151,692
   29,410   Federal National Mortgage
            Association.....................   8.000    12/01/16 to 09/01/32      31,646,973
   11,548   Federal National Mortgage
            Association.....................   8.500    08/01/14 to 05/01/32      12,570,839
      874   Federal National Mortgage
            Association.....................   9.000    05/01/09 to 02/01/21         933,028
       43   Federal National Mortgage
            Association (MFMR)..............   9.000          03/01/08                44,257
    1,373   Federal National Mortgage
            Association.....................   9.500    05/01/20 to 04/01/30       1,521,516
      812   Federal National Mortgage
            Association.....................  10.000    11/01/18 to 05/01/22         915,832
      892   Federal National Mortgage
            Association.....................  10.500    06/01/10 to 05/01/21       1,002,603
      326   Federal National Mortgage
            Association.....................  11.000    05/01/12 to 07/01/19         360,946
      104   Federal National Mortgage
            Association.....................  11.500    12/01/09 to 01/01/16         115,288

See Notes to Financial Statements                                             13

VAN KAMPEN U.S. MORTGAGE FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                       COUPON          MATURITY            VALUE
--------------------------------------------------------------------------------------------
            MORTGAGE BACKED SECURITIES (CONTINUED)
$       6   Federal National Mortgage
            Association.....................  12.500%         03/01/15        $        6,868
      231   Federal National Mortgage
            Association.....................  13.000          06/01/15               260,806
   12,161   Government National Mortgage
            Association.....................   5.500    05/15/33 to 10/15/34      12,436,110
    4,419   Government National Mortgage
            Association.....................   6.000    01/15/28 to 04/15/29       4,568,786
    1,417   Government National Mortgage
            Association.....................   6.500    04/15/26 to 12/15/28       1,484,049
    4,339   Government National Mortgage
            Association.....................   7.000    08/15/22 to 10/15/30       4,606,217
    7,113   Government National Mortgage
            Association.....................   7.500    01/15/17 to 02/15/30       7,652,635
    3,325   Government National Mortgage
            Association.....................   8.000    08/15/07 to 01/15/22       3,598,435
    3,063   Government National Mortgage
            Association.....................   8.500    04/15/06 to 06/15/23       3,355,736
    5,231   Government National Mortgage
            Association.....................   9.000    10/15/08 to 08/15/24       5,735,944
    3,598   Government National Mortgage
            Association.....................   9.500    07/15/09 to 09/15/22       3,993,824
    1,026   Government National Mortgage
            Association.....................  10.500    09/15/10 to 10/15/19       1,171,903
      221   Government National Mortgage
            Association.....................  11.000    03/15/10 to 12/15/18         245,645
      345   Government National Mortgage
            Association.....................  11.500    10/15/10 to 02/15/16         387,234
      179   Government National Mortgage
            Association.....................  12.000    11/15/12 to 07/15/15         205,728
       75   Government National Mortgage
            Association.....................  12.250    06/15/14 to 06/15/15          84,214
      203   Government National Mortgage
            Association.....................  12.500    05/15/10 to 08/15/15         230,043
      134   Government National Mortgage
            Association.....................  13.000    01/15/11 to 05/15/15         151,873
    1,854   Government National Mortgage
            Association II..................   6.000          04/20/29             1,912,424
       12   Government National Mortgage
            Association II..................   8.500          02/20/17                13,393
      337   Government National Mortgage
            Association II..................  10.500    04/20/14 to 05/20/19         383,856
      269   Government National Mortgage
            Association II..................  11.000    09/20/13 to 08/20/19         300,236
      119   Government National Mortgage
            Association II..................  11.500    08/20/13 to 07/20/19         134,415

 14                                            See Notes to Financial Statements

VAN KAMPEN U.S. MORTGAGE FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)       DESCRIPTION                       COUPON          MATURITY            VALUE
--------------------------------------------------------------------------------------------
            MORTGAGE BACKED SECURITIES (CONTINUED)
$     142   Government National Mortgage
            Association II..................  12.000%   09/20/13 to 12/20/15  $      164,132
      136   Government National Mortgage
            Association II..................  12.500    10/20/13 to 09/20/15         154,165
                                                                              --------------
TOTAL MORTGAGE BACKED SECURITIES  76.4%.....................................     983,655,765
                                                                              --------------

            UNITED STATES TREASURY OBLIGATIONS  16.6%
   19,255   United States Treasury Bonds....   0.000          02/15/25             8,228,412
   19,255   United States Treasury Bonds....   0.000          02/15/27             7,561,381
   12,250   United States Treasury Bonds....   6.375          08/15/27            15,886,241
   14,000   United States Treasury Bonds....   9.250          02/15/16            20,287,974
   11,000   United States Treasury Bonds....   9.875          11/15/15            16,444,142
   55,000   United States Treasury Bonds....  11.250          02/15/15            86,837,740
   50,000   United States Treasury Notes....   1.625          02/28/06            49,423,850
    8,500   United States Treasury Notes....   4.250          08/15/13             8,715,160
                                                                              --------------
TOTAL UNITED STATES TREASURY OBLIGATIONS....................................     213,384,900
                                                                              --------------

TOTAL LONG-TERM INVESTMENTS 100.9%
  (Cost $1,284,391,549).....................................................   1,298,500,763
                                                                              --------------

SHORT-TERM INVESTMENTS  30.7%

REPURCHASE AGREEMENT  22.8%
            State Street Bank & Trust Co. ($294,370,000 par collateralized by U.S. Government obligations in a pooled cash account,
            interest rate of 3.25%, dated 06/30/05, to be sold on 07/01/05
            at $294,396,575) (Cost $294,370,000)............................     294,370,000
                                                                              --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  7.8%
            Federal Home Loan Discount Note ($100,000,000 par, yielding
            2.60%, 07/01/05 maturity).......................................     100,000,000
            United States Treasury Bills ($1,750,000 par, yielding 2.836%,
            07/14/05 maturity) (c)..........................................       1,748,210
                                                                              --------------
                                                                                 101,748,210
TOTAL SHORT-TERM INVESTMENTS
  (Cost $396,118,249).......................................................     396,118,210
                                                                              --------------

TOTAL INVESTMENTS  131.6%
  (Cost $1,680,509,798).....................................................   1,694,618,973
LIABILITIES IN EXCESS OF OTHER ASSETS  (31.6%)..............................    (406,536,320)
                                                                              --------------

NET ASSETS  100%............................................................  $1,288,082,653
                                                                              ==============

See Notes to Financial Statements                                             15

VAN KAMPEN U.S. MORTGAGE FUND

PORTFOLIO OF INVESTMENTS JUNE 30, 2005 -- (UNAUDITED) continued

Percentages are calculated as a percentage of net assets.

(a) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) All or a portion of these securities have been physically segregated in connection with open futures contracts.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

MFMR--Multi Family Mortgage Revenue

REMIC--Real Estate Mortgage Investment Conduits

TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

The obligations of certain United States Government sponsored entities are neither issued or guaranteed by the United States Treasury.

 16                                            See Notes to Financial Statements

VAN KAMPEN U.S. MORTGAGE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2005 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $294,370,000 (Cost $1,680,509,798)........................  $1,694,618,973
Cash........................................................             242
Receivables:
  Investments Sold..........................................     299,741,797
  Interest..................................................       7,559,197
  Fund Shares Sold..........................................         344,419
  Principle Paydown.........................................         151,368
Other.......................................................         239,169
                                                              --------------
    Total Assets............................................   2,002,655,165
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     709,072,111
  Fund Shares Repurchased...................................       2,055,920
  Income Distributions......................................       1,395,520
  Distributor and Affiliates................................         725,506
  Investment Advisory Fee...................................         491,270
  Variation Margin on Futures...............................         161,406
Accrued Expenses............................................         397,623
Trustees' Deferred Compensation and Retirement Plans........         273,156
                                                              --------------
    Total Liabilities.......................................     714,572,512
                                                              --------------
NET ASSETS..................................................  $1,288,082,653
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,402,358,144
Net Unrealized Appreciation.................................      14,246,307
Accumulated Undistributed Net Investment Income.............      (9,233,413)
Accumulated Net Realized Loss...............................    (119,288,385)
                                                              --------------
NET ASSETS..................................................  $1,288,082,653
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,165,942,731 and 83,767,037 shares of
    beneficial interest issued and outstanding).............  $        13.92
    Maximum sales charge (4.75%* of offering price).........             .69
                                                              --------------
    Maximum offering price to public........................  $        14.61
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $101,176,391 and 7,298,803 shares of
    beneficial interest issued and outstanding).............  $        13.86
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $20,963,531 and 1,513,959 shares of
    beneficial interest issued and outstanding).............  $        13.85
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             17

VAN KAMPEN U.S. MORTGAGE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $30,502,606
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,031,302
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,305,721, $532,829 and $110,643,
  respectively).............................................    1,949,193
Shareholder Services........................................      831,556
Custody.....................................................      217,080
Legal.......................................................       62,555
Trustees' Fees and Related Expenses.........................       14,803
Other.......................................................      338,511
                                                              -----------
    Total Expenses..........................................    6,445,000
    Less Credits Earned on Cash Balances....................       35,555
                                                              -----------
    Net Expenses............................................    6,409,445
                                                              -----------
NET INVESTMENT INCOME.......................................  $24,093,161
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 2,792,467
  Futures...................................................    2,986,181
                                                              -----------
Net Realized Gain...........................................    5,778,648
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   19,047,985
                                                              -----------
  End of the Period:
    Investments.............................................   14,109,175
    Futures.................................................      137,132
                                                              -----------
                                                               14,246,307
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,801,678)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   976,970
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $25,070,131
                                                              ===========

 18                                            See Notes to Financial Statements

VAN KAMPEN U.S. MORTGAGE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                            FOR THE              FOR THE
                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2005      DECEMBER 31, 2004
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $   24,093,161      $   43,243,523
Net Realized Gain.....................................        5,778,648          24,199,790
Net Unrealized Depreciation During the Period.........       (4,801,678)        (13,945,036)
                                                         --------------      --------------
Change in Net Assets from Operations..................       25,070,131          53,498,277
                                                         --------------      --------------

Distributions from Net Investment Income:
  Class A Shares......................................      (24,996,862)        (61,502,297)
  Class B Shares......................................       (1,848,406)         (5,449,235)
  Class C Shares......................................         (384,538)         (1,191,038)
                                                         --------------      --------------
Total Distributions...................................      (27,229,806)        (68,142,570)
                                                         --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       (2,159,675)        (14,644,293)
                                                         --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       40,854,303          65,545,893
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       18,964,118          46,457,094
Cost of Shares Repurchased............................     (138,002,413)       (313,087,029)
                                                         --------------      --------------
Net Change in Net Assets from Capital Transactions....      (78,183,992)       (201,084,042)
                                                         --------------      --------------
TOTAL DECREASE IN NET ASSETS..........................      (80,343,667)       (215,728,335)
NET ASSETS:
Beginning of the Period...............................    1,368,426,320       1,584,154,655
                                                         --------------      --------------
End of the Period (Including accumulated undistributed
  net investment income of ($9,233,413) and
  ($6,096,768), respectively).........................   $1,288,082,653      $1,368,426,320
                                                         ==============      ==============

See Notes to Financial Statements                                             19

VAN KAMPEN U.S. MORTGAGE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                    YEAR ENDED DECEMBER 31,
CLASS A SHARES                    JUNE 30,    ----------------------------------------------------
                                    2005        2004       2003       2002     2001 (b)     2000
                                 -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $  13.94    $  14.07   $  14.60   $  14.36   $  14.04   $  13.52
                                  --------    --------   --------   --------   --------   --------
  Net Investment Income (a).....       .26         .43        .50        .59        .78        .84
  Net Realized and Unrealized
    Gain/Loss...................       .01         .10       (.24)       .48        .33        .50
                                  --------    --------   --------   --------   --------   --------
Total from Investment
  Operations....................       .27         .53        .26       1.07       1.11       1.34
Less Distributions from Net
  Investment Income.............       .29         .66        .79        .83        .79        .82
                                  --------    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD........................  $  13.92    $  13.94   $  14.07   $  14.60   $  14.36   $  14.04
                                  ========    ========   ========   ========   ========   ========

Total Return (c)................     1.98%*      3.88%      1.87%      7.61%      8.17%     10.24%
Net Assets at End of the Period
  (In millions).................  $1,165.9    $1,229.1   $1,382.2   $1,606.1   $1,551.9   $1,582.0
Ratio of Expenses to Average Net
  Assets (d)....................      .91%        .94%       .92%       .90%       .87%       .92%
Ratio of Interest Expense to
  Average Net Assets............       N/A         N/A        N/A        N/A        N/A       .05%
Ratio of Net Investment Income
  to Average Net Assets.........     3.77%       3.05%      3.50%      4.06%      5.46%      6.23%
Portfolio Turnover (e)..........      210%*       542%       519%       101%        32%        44%

*  Non-Annualized

(a)Based on average shares outstanding.

(b)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. These changes for the period ended December 31, 2001 decreased net investment income per share by less than $.01 and increased net realized and unrealized gains per share by less than $.01. However, the ratio of net investment income to average net assets decreased from 5.49% to 5.46%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the year ended December 31, 2000.

(e)The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous fiscal years.

N/A=Not Applicable.

 20                                            See Notes to Financial Statements

VAN KAMPEN U.S. MORTGAGE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         SIX MONTHS
                                           ENDED                YEAR ENDED DECEMBER 31,
CLASS B SHARES                            JUNE 30,    --------------------------------------------
                                            2005       2004     2003     2002    2001 (b)    2000
                                         ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................   $13.89     $14.02   $14.55   $14.31    $14.02    $13.50
                                           ------     ------   ------   ------    ------    ------
  Net Investment Income (a).............      .21        .32      .39      .48       .66       .74
  Net Realized and Unrealized
    Gain/Loss...........................      -0-        .10     (.24)     .48       .33       .50
                                           ------     ------   ------   ------    ------    ------
Total from Investment Operations........      .21        .42      .15      .96       .99      1.24
Less Distributions from Net Investment
  Income................................      .24        .55      .68      .72       .70       .72
                                           ------     ------   ------   ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD......   $13.86     $13.89   $14.02   $14.55    $14.31    $14.02
                                           ======     ======   ======   ======    ======    ======

Total Return (c)........................    1.52%*     3.08%    1.07%    6.81%     7.32%     9.36%
Net Assets at End of the Period (In
  millions).............................   $101.2     $115.3   $164.3   $210.6    $140.5    $ 86.1
Ratio of Expenses to Average Net Assets
  (d)...................................    1.69%      1.72%    1.71%    1.69%     1.68%     1.70%
Ratio of Interest Expense to Average Net
  Assets................................      N/A        N/A      N/A      N/A       N/A      .05%
Ratio of Net Investment Income to
  Average Net Assets....................    2.99%      2.27%    2.72%    3.32%     4.59%     5.47%
Portfolio Turnover (e)..................     210%*      542%     519%     101%       32%       44%

*  Non-Annualized

(a)Based on average shares outstanding.

(b)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. These changes for the period ended December 31, 2001 decreased net investment income per share by less than $.01 and increased net realized and unrealized gains per share by less than $.01. However, the ratio of net investment income to average net assets decreased from 4.62% to 4.59%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the year ended December 31, 2000.

(e)The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous fiscal years.

N/A=Not Applicable.

See Notes to Financial Statements                                             21

VAN KAMPEN U.S. MORTGAGE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                  YEAR ENDED DECEMBER 31,
CLASS C SHARES                      JUNE 30,    -----------------------------------------------
                                      2005       2004     2003        2002    2001 (b)    2000
                                   ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $13.87     $14.00   $14.53      $14.29    $14.00    $13.50
                                     ------     ------   ------      ------    ------    ------
  Net Investment Income (a).......      .20        .32      .39         .48       .65       .73
  Net Realized and Unrealized
    Gain/Loss.....................      .02        .10     (.24)        .48       .34       .49
                                     ------     ------   ------      ------    ------    ------
Total from Investment
  Operations......................      .22        .42      .15         .96       .99      1.22
Less Distributions from Net
  Investment Income...............      .24        .55      .68         .72       .70       .72
                                     ------     ------   ------      ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $13.85     $13.87   $14.00      $14.53    $14.29    $14.00
                                     ======     ======   ======      ======    ======    ======

Total Return (c)..................    1.59%*     3.08%    1.07%(f)    6.81%     7.25%     9.29%
Net Assets at End of the Period
  (In millions)...................   $ 21.0     $ 24.0   $ 37.7      $ 51.0    $ 32.2    $ 20.6
Ratio of Expenses to Average Net
  Assets (d)......................    1.69%      1.73%    1.70%(f)    1.69%     1.68%     1.68%
Ratio of Interest Expense to
  Average
  Net Assets......................      N/A        N/A      N/A         N/A       N/A      .05%
Ratio of Net Investment Income to
  Average Net Assets..............    2.99%      2.28%    2.72%(f)    3.32%     4.56%     5.46%
Portfolio Turnover (e)............     210%*      542%     519%        101%       32%       44%

*  Non-Annualized

(a)Based on average shares outstanding.

(b)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. These changes for the period ended December 31, 2001 decreased net investment income per share by less than $.01 and increased net realized and unrealized gains per share by less than $.01. However, the ratio of net investment income to average net assets decreased from 4.59% to 4.56%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c)Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the year ended December 31, 2000.

(e)The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous fiscal years.

(f)The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7)

N/A=Not Applicable.

 22                                            See Notes to Financial Statements

VAN KAMPEN U.S. MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Mortgage Fund (the "Fund") is organized as a series of the Van Kampen U.S. Government Trust, a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C Shares commenced on August 24, 1992 and August 13, 1993, respectively. The Fund registered Class I Shares on November 30, 2004. There were no sales of Class I shares as of June 30 2005.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2005, the Fund has $404,458,008 of when-issued, delayed delivery or forward purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to

VAN KAMPEN U.S. MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro-rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $124,122,542 which will expire according to the following schedule.

December 31, 2005...........................................    $ 27,335,492
December 31, 2007...........................................      38,044,636
December 31, 2008...........................................      20,507,262
December 31, 2010...........................................       1,926,693
December 31, 2011...........................................      36,308,459
                                                                ------------
Total Capital Loss Carry Forward............................    $124,122,542
                                                                ============

    At June 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,683,847,956
                                                                ==============
Gross tax unrealized appreciation...........................    $   15,594,575
Gross tax unrealized depreciation...........................        (4,823,558)
                                                                --------------
Net tax unrealized appreciation on investments..............    $   10,771,017
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

VAN KAMPEN U.S. MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

    The tax character of distributions paid during the year ended December 31, 2004 was as follows:

  Distributions paid from:
    Ordinary income.........................................    $71,844,093
    Long-term Capital Gain..................................            -0-
                                                                -----------
                                                                $71,844,093
                                                                ===========

F. EXPENSE REDUCTIONS During the six months ended June 30, 2005, the Fund's custody fee was reduced by $35,555 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................      0.470%
Next $500 million...........................................      0.445%
Next $500 million...........................................      0.420%
Next $500 million...........................................      0.395%
Next $2.5 billion...........................................      0.370%
Next $2.5 billion...........................................      0.345%
Next $2.5 billion...........................................      0.320%
Next $2.5 billion...........................................      0.295%
Over $12.5 billion..........................................      0.270%

    For the six months ended June 30, 2005, the Fund recognized expenses of approximately $25,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended June 30, 2005, the Fund recognized expenses of approximately $67,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2005, the Fund recognized expenses of approximately $634,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

VAN KAMPEN U.S. MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $186,368 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2005. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2005, capital aggregated $1,243,123,474, $139,764,451, and
$19,470,219 for Classes A, B and C, respectively. For the six months ended June 30, 2005, transactions were as follows:

                                                                SHARES          VALUE
Sales:
  Class A...................................................   2,546,802    $  35,374,821
  Class B...................................................     318,332        4,399,028
  Class C...................................................      78,342        1,080,454
                                                              ----------    -------------
Total Sales.................................................   2,943,476    $  40,854,303
                                                              ==========    =============
Dividend Reinvestment:
  Class A...................................................   1,234,465    $  17,150,050
  Class B...................................................     110,197        1,524,517
  Class C...................................................      20,950          289,551
                                                              ----------    -------------
Total Dividend Reinvestment.................................   1,365,612    $  18,964,118
                                                              ==========    =============
Repurchases:
  Class A...................................................  (8,189,738)   $(113,758,483)
  Class B...................................................  (1,435,061)     (19,841,878)
  Class C...................................................    (318,609)      (4,402,052)
                                                              ----------    -------------
Total Repurchases...........................................  (9,943,408)   $(138,002,413)
                                                              ==========    =============

VAN KAMPEN U.S. MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

    At December 31, 2004, capital aggregated $1,304,357,086, $153,682,784, and
$22,502,266 for Classes A, B and C, respectively. For the year ended December 31, 2004, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    3,759,338    $  52,491,409
  Class B...................................................      659,456        9,193,090
  Class C...................................................      277,300        3,861,394
                                                              -----------    -------------
Total Sales.................................................    4,696,094    $  65,545,893
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    2,958,480    $  41,309,872
  Class B...................................................      308,829        4,296,948
  Class C...................................................       61,172          850,274
                                                              -----------    -------------
Total Dividend Reinvestment.................................    3,328,481    $  46,457,094
                                                              ===========    =============
Repurchases:
  Class A...................................................  (16,773,447)   $(234,114,737)
  Class B...................................................   (4,382,314)    (60,968,16 1)
  Class C...................................................   (1,295,625)     (18,004,131)
                                                              -----------    -------------
Total Repurchases...........................................  (22,451,386)   $(313,087,029)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares are purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2005 and year ended December 31, 2004, 363,905 and 699,987 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2005 and year ended December 31, 2004, 4,176 and 5,214 Class C Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class C Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most

VAN KAMPEN U.S. MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule:

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   3.75%               None
Third.......................................................   3.50%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth.......................................................   1.00%               None
Seventh and Thereafter......................................    None               None

    For the six months ended June 30, 2005, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $26,800 and CDSC on redeemed shares of approximately $77,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns and excluding short-term investments, were $2,986,358,496 and $3,416,096,893, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the

VAN KAMPEN U.S. MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the six months ended June 30, 2005, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2004............................      3,015
Futures Opened..............................................      7,839
Futures Closed..............................................     (7,512)
                                                                 ------
Outstanding at June 30, 2005................................      3,342
                                                                 ======

    The futures contracts outstanding as of June 30, 2005, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Bonds Futures September 2005
  (Current Notional Value of $118,750 per contract).........       70        $181,800
SHORT CONTRACTS:
U.S. Treasury Notes 2-Year Futures September 2005
  (Current Notional Value of $207,688 per contract).........    1,973          72,451
U.S. Treasury Notes 5-Year Futures September 2005
  (Current Notional Value of $108,891 per contract).........    1,299        (117,119)
                                                                -----        --------
                                                                3,272         (44,668)
                                                                -----        --------
                                                                3,342        $137,132
                                                                =====        ========

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund may invest in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or branches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of

VAN KAMPEN U.S. MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $8,815,200 and $114,700 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the six months ended June 30, 2005 are payments retained by Van Kampen of approximately $457,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $52,000.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to

VAN KAMPEN U.S. MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN U.S. MORTGAGE FUND

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen U.S. Mortgage Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen U.S. Mortgage Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen U.S. Mortgage Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  40, 340, 540
                                                                 USGF SAR 8/05
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN05-01991P-Y06/05

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) Code of Ethics - Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen U.S. Government Trust

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 23, 2005

By:  /s/ Phillip G. Goff
     -------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: August 23, 2005